                                                                   Exhibit 10.19


                                 AMENDMENT NO. 1



                  Amendment No.1 (this "AMENDMENT"), dated as of January 20, 1999, among the Sellers listed on Exhibit A hereto (the "SELLERS"), United Industries Corporation, a Delaware corporation ("UIC"), and UIC Holdings, L.L.C., a Delaware limited liability company ("BUYER").

                  WHEREAS, the parties hereto have entered into an Agreement and Plan of Recapitalization, Purchase and Redemption, dated as of December 24, 1998 (the "AGREEMENT");

                  WHEREAS, the parties hereto wish to amend the Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                  1. The amount "$30,415,900" in Sections 2.1(d)(i) and 2.1(d)(ii) is hereby deleted and the following substituted in lieu thereof:
"$32,440,900".

                  2. The following is hereby added as a new Section 11.20:

                  "Section 11.20 CERTAIN ADDITIONAL MATTERS. (a) Notwithstanding anything to the contrary in this Agreement (including Section 6.3(b) and the Schedules hereto), the parties hereto agree as follows:

                           (i) Buyer hereby waives the condition set forth in
Section 6.3(b) of this Agreement with respect to any consent required under the leases for 15205 E. Stafford, Industry, California and 3250 Big Beaver Road, Troy, Michigan (collectively, the "Leases"); PROVIDED, that the Sellers agree to use their reasonable best efforts to obtain such consents as promptly as practicable after the Closing without any costs or expenses to Buyer, UIC or their affiliates; PROVIDED FURTHER, that the Sellers agree to indemnify and hold harmless Buyer, UIC and their affiliates from any Buyer Losses arising out of, relating to or resulting from the failure to obtain such consents, in each such case without regard to any limitations on indemnification set forth in Section 8.1(b)(ii) and (iii) of this Agreement. The parties agree that for purposes of this Section 11.20(a), Buyer Losses shall include, without limitation, any of the following incurred by Buyer, UIC or their affiliates as a result of the failure to obtain any consent required under the Leases: increases in rent imposed by the landlords under the Leases, any incremental increases in rent at any new facility, any amounts paid by UIC to the landlords as damages for breaching the Leases due to the required consent to the assignment, any and all costs associated with moving its business operations out of the facilities subject to the Leases and any amounts paid to brokers to assist UIC in procuring new facilities.

                           (ii) Buyer hereby waives the condition set forth in
Section 6.3(b) of the Agreement with respect to any consent required under the lease for 377 Amelia Street, Plymouth, Michigan.

                  (b) Notwithstanding anything to the contrary in this Agreement (including Sections 6.3(d) and the Schedules hereto), the parties hereto agree that UIC's Stand-by Letter of Credit (S702162) for $175,000 back-stopping workers compensation claims in the State of Oklahoma (the "LC") shall remain in effect as of and after the Closing; PROVIDED, that the Sellers agree to replace the LC with a stand-by letter of credit from Rexair Service Co. as promptly as practicable after the Closing without any costs or expenses to Buyer, UIC or their affiliates; PROVIDED FURTHER that the Sellers agree to indemnify and hold harmless Buyer, UIC and their affiliates from any Buyer Losses arising out of, relating to or resulting from maintaining the LC after the Closing Date and any drawdown of the LC after the Closing Date, in each such case without regard to any limitations on indemnification set forth in Section 8.1(b)(ii) and (iii) of this Agreement.

                  (c) Notwithstanding anything to the contrary in this Agreement (including the Schedules hereto), the parties hereto agree that none of the Borrowings of UIC pursuant to Section 1.1(b) of the Agreement or any fees or expenses relating thereto shall be taken into account for purposes of determining Closing Working Capital."

                  3. Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed thereto in the Agreement.

                  4. Except as expressly amended by this Amendment, the provisions of the Agreement shall remain unchanged and in full force and effect. From and after the date of this Amendment, any reference in the Agreement to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

                  5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this amendment as of the date first written above.



                                       -----------------------------------
                                       David C. Pratt


                                       -----------------------------------
                                       Mark R. Gale



                                       -----------------------------------
                                       M. Robert Gale



                                       -----------------------------------
                                       Charles R. Gale



                                       -----------------------------------
                                       Randolph D. Gale


                                       DAVID C. PRATT GRANTOR RETAINED
                                         INTEREST TRUST



                                       By:
                                          --------------------------------
                                                Name:    Mark R. Gale
                                                Title:   Trustee



                                       MARK R. GALE REVOCABLE TRUST



                                       By:
                                          --------------------------------
                                                Name:    Mark R. Gale
                                                Title:   Trustee

                                      MARK R. GALE GRANTOR RETAINED
                                       INTEREST TRUST



                                      By:
                                          --------------------------------
                                                Name:    David C. Pratt
                                                Title:   Trustee



                                      RALPH EDWARDS REVOCABLE TRUST



                                      By:
                                          --------------------------------
                                                Name:    Ralph Edwards
                                                Title:   Trustee



                                      DAVID C. PRATT GRANTOR RETAINED
                                        ANNUITY TRUST


                                      By:
                                          --------------------------------
                                                Name:    Mark R. Gale
                                                Title:   Trustee



                                      RYDER PRATT GRANTOR RETAINED
                                        ANNUITY TRUST



                                      By:
                                          --------------------------------
                                                Name:    David C. Pratt
                                                Title:   Trustee

                                      1994 RYDER PRATT GRANTOR RETAINED
                                        ANNUITY TRUST



                                      By:
                                          --------------------------------
                                                Name:    David C. Pratt
                                                Title:  Trustee



                                      1998 GALE FAMILY NEVADA IRREVOCABLE TRUST



                                      By:
                                          --------------------------------
                                                Name:    Charles R. Gale
                                                Title:   Trustee


                                      By:  Ternion Corporation, as Trustee



                                      By:
                                          --------------------------------
                                                Name:   Mark R. Gale
                                                Title:



                                      UNITED INDUSTRIES CORPORATION


                                      By:
                                          --------------------------------
                                                Name: David C. Pratt
                                                Title:   President



                                      UIC HOLDINGS, L.L.C.


                                      By:
                                          --------------------------------
                                                Name:
                                                Title:

                                    Exhibit A



David C. Pratt
Mark R. Gale
M. Robert Gale
Charles R. Gale
Randolph D. Gale

David C. Pratt Grantor Retained Interest Trust
Mark R. Gale Revocable Trust
Ralph Edwards Revocable Trust
David C. Pratt Grantor Retained Annuity Trust
Ryder Pratt Grantor Retained Annuity Trust
1994 Ryder Pratt Grantor Retained Annuity Trust
1998 Gale Family Nevada Irrevocable Trust